UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 20, 2010

JADE ART GROUP INC.
(Exact name of registrant as specified in its charter)

Nevada	333-137134	71-1021813
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

#35, Baita Zhong Road,
Yujiang County, Jiangxi Province, P.R. of China 335200
(Address of principal executive offices)

+86-701-5881082 (Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.	Results of Operations and Financial Condition.

On May 20, 2010, Jade Art Group issued a press release announcing its financial results for the first quarter of 2010, ended March 31, 2010.

A copy of the press release is attached hereto as Exhibit 99.01 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
99.01	Press Release issued by Jade Art Group Inc. on May 20, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JADE ART GROUP INC.

Date: May 20, 2010	By:	/s/ Hua-Cai Song
Hua-Cai Song Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description
99.01	Press Release issued by Jade Art Group Inc. on May 20, 2010.